Exhibit 99.1

Silver Spring Networks Reports Fourth Quarter and

Full Year 2016 Financial Results

San Jose, CA – February 21, 2017 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced preliminary financial results for its fourth quarter and full year ended December 31, 2016.

Fourth Quarter Financial Highlights (all comparisons made are against the prior year period, unless otherwise stated):

GAAP results:

•	Revenue was $66.3 million, versus $199.2 million.

•	Cost of revenue was $37.8 million, or 57.1% of revenue, versus $97.9 million or 49.1%.

•	Operating expense was $41.9 million, versus $35.6 million.

•	Tax expense was $0.2 million. Other income (expense) was ($0.2) million.

•	Basic share count was 52.0 million. In the case of a net income position, fully-diluted share count would have been 54.4 million.

•	Quarter-ending cash, cash equivalents, and short-term investments was $118.3 million.

Non-GAAP metrics1:

•	Billings were $77.7 million, up 4%.

•	Cost of billings was $39.0 million or 50.2% of billings, versus $39.6 million or 52.9%.

•	Non-GAAP operating expense was $35.3 million, versus $27.4 million.

“We enter 2017 in a strong position, with solid fourth quarter results and several new international awards. In 2016, we achieved record bookings, with major awards from Con Edison, Entergy and Pacific Power, generated over $20.7 million in operating cash flow for the year, and finished the year with more than 25.5 million cumulative network endpoints delivered,” said Mike Bell, President and Chief Executive Officer. “We are focused on ramping production of our Gen5 platform for our major upcoming deployments, driving international growth, and expanding our platform to additional smart utility applications and new vertical markets within the broader Internet of Important Things™ opportunity.”

[1]	For this and future earnings reports, Silver Spring Networks will no longer report certain non-GAAP financial metrics, including gross profit on billings, gross margin on billings, and non-GAAP operating income (loss). Silver Spring Networks will continue to report billings, cost of billings, and non-GAAP operating expense. Silver Spring Networks will also provide additional GAAP measures used internally by management to adjust GAAP measures in order to assess its business performance, which can also be used by investors to derive metrics comparable to previously reported non-GAAP metrics. For more information, please refer to the conference call Silver Spring Networks hosted on February 13, 2017, a replay of which is available on our website at http://ir.ssni.com.

Business Highlights (through February 21, 2017, unless otherwise stated):

•	Over 25.5 million cumulative network endpoints delivered from inception through December 31, 2016, up 11% from a year ago.

•	Working with customers that represent over 26 million incremental homes and businesses that are piloting or deploying our technology in phases.

•	Total backlog of $1.165 billion as of December 31, 2016, up over 50% from the end of last year.

•	We congratulate AEP Ohio, which recently received regulatory approval for its smart grid program from the Public Utility Commission of Ohio (PUCO), to deploy our multi-application IPv6 IoT network canopy and advanced metering infrastructure to nearly 900,000 homes and businesses in its Ohio service territory.

•	Selected by CESC Limited of India to deploy our multi-application IPv6 IoT platform to connect approximately 237,000 homes and businesses in CESC’s franchises in the cities of Kota and Bharatpur. Silver Spring Networks will also deploy Operations Optimizer™ to these cities through a SaaS model.

•	Selected by Dubai Electricity and Water Authority (DEWA) to deploy our multi-application IoT network canopy across the Emirate of Dubai to securely and reliably provide connectivity for various services, such as energy and water.

•	Selected by Oklahoma Gas & Electric (OGE) to deploy our IPv6 IoT platform and Streetlight.Vision control software to connect and manage up to 250,000 LED street lights within its Oklahoma service territory.

•	Expanded Starfish™ distribution channel through a reseller alliance with Ameresco to assist cities and other public lighting operators to deliver smart street lighting programs and other IoT applications and services such as smart water, traffic signals and distributed energy resources.

•	Extended smart city reach through a new go-to-market alliance with Panasonic Corporation of North America to leverage our Starfish Internet of Things (IoT) platform and Panasonic’s CityNOW portfolio to transform the street light into a multi-use host for multiple smart and sustainable applications.

Full Year 2016 Results (all comparisons made are against the prior year period, unless otherwise stated)

GAAP Results:

•	Revenue was $311.0 million, versus $489.6 million.

•	Cost of revenue was $172.8 million, or 55.6% of revenue, versus $263.8 million or 53.9%.

•	Operating expense was $158.1 million, versus $142.8 million.

•	Tax expense was $2.4 million. Other income (expense) was $0.7 million.

•	Basic share count was 51.4 million. In the case of a net income position, fully-diluted share count would have been 53.7 million.

Non-GAAP Metrics:

•	Billings were $294.6 million, up 4%.

•	Cost of billings was $150.9 million or 51.2% of billings, versus $159.3 million or 56.5%.

•	Non-GAAP operating expense was $130.2 million, versus $114.1 million.

Conference Call

Silver Spring Networks will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the fourth quarter and full year ended December 31, 2016 and its outlook for the future. During the course of this call, Silver Spring Networks may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.ssni.com. A dial-in replay of the conference call will be available until April 11, 2017 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13653868. An audio webcast replay of the conference call will be available for one year at http://ir.ssni.com.

About Silver Spring Networks

Silver Spring Networks enables the Internet of Important Things™ by reliably and securely connecting things that matter. Cities, utilities, and companies on five continents use the company’s cost-effective, high-performance IoT network and data platform to operate more efficiently, get greener, and enable innovative services that can improve the lives of millions of people. With more than 25.5 million devices delivered, Silver Spring Networks provides a proven standards-based platform safeguarded with military grade security. Silver Spring Networks’ customers include Baltimore Gas & Electric, CitiPower & Powercor, ComEd, Consolidated Edison, CPS Energy, Florida Power & Light, Pacific Gas & Electric, Pepco Holdings, and Singapore Power. Silver Spring Networks has also deployed networks in Smart Cities including Copenhagen, Glasgow, Paris, Providence, and Stockholm. To learn more, visit www.ssni.com.

Non-GAAP and Other Financial Metrics

Silver Spring Networks supplements the results of operations presented in accordance with generally accepted accounting principles, or GAAP, with certain non-GAAP metrics. Silver Spring Networks manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP and other financial metrics such as billings, cost of billings, non-GAAP operating expense, and total backlog. Silver Spring Networks believes that these non-GAAP and other financial metrics, when taken together with the corresponding GAAP financial measures, offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP metrics should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, operating expense, or any other performance measure derived in accordance with GAAP. Silver Spring Networks may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Billings represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Billings excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Billings are initially recorded as deferred revenue and are then recognized as revenue when all revenue recognition criteria has been met under Silver Spring Networks’ accounting policies as described in Silver Spring Networks’ filings with the Securities and Exchange Commission. Silver Spring Networks reconciles revenue to billings by adding revenue to the change in deferred revenue in a given period.

Cost of billings represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation, amortization of intangibles and acquisition-related charges. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring Networks reconciles cost of revenue to cost of billings by adding cost of revenue and the change in deferred cost of revenue, less stock-based compensation, amortization of intangibles and acquisition-related charges, included in cost of revenue in a given period.

Non-GAAP operating expense consists of research and development, sales and marketing, and general and administrative expenses, excluding amortization and impairment of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements.

Total backlog represents future product and service billings that Silver Spring Networks expects to generate pursuant to contracts entered into with its utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business; future growth and market opportunity; the scope and timing of future deployments; expected benefits from our products; future investment; future innovation; customer and market activity; and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions and deployment pace; receipt by our customers of required regulatory approvals; dependence on a limited number of customers and key suppliers; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; the expansion of our target markets, including the IoT market; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring Networks’ products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring Networks’ relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation, including our fifth generation networking platform and products; the ability to attract and retain personnel, including members of Silver Spring Networks’ management team; changes in strategy; technological changes that make Silver Spring Networks’ products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring Networks’ filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of February 21, 2017. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Mark McKechnie

Investor Relations

669-770-4664

markm@ssni.com

Amy Nunnemacher

Global Communications

669-770-4183

pr@ssni.com

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Revenue:
Product	$40,386	$143,202	$193,618	$353,041
Services	25,864	56,045	117,390	136,518

Total revenue	66,250	199,247	311,008	489,559
Cost of revenue:
Product	19,915	83,903	106,583	202,430
Services	17,918	13,999	66,226	61,386

Total cost of revenue	37,833	97,902	172,809	263,816
Gross profit	28,417	101,345	138,199	225,743
Operating expenses:
Research and development	19,090	13,714	70,673	61,295
Sales and marketing	10,809	7,343	39,406	33,452
General and administrative	12,049	14,483	45,801	46,372
Impairment of intangible assets	—	—	2,204	—
Restructuring	—	60	39	1,671

Total operating expenses	41,948	35,600	158,123	142,790

Operating (loss) income	(13,531)	65,745	(19,924)	82,953
Other (expense) income, net	(217)	(159)	670	104

(Loss) income before income taxes	(13,748)	65,586	(19,254)	83,057
Provision for income taxes	(239)	(3,708)	(2,375)	(3,071)

Net (loss) income	$(13,987)	$61,878	$(21,629)	$79,986

Net (loss) income per share:
Basic	$(0.27)	$1.23	$(0.42)	$1.60

Diluted	$(0.27)	$1.19	$(0.42)	$1.55

Weighted average shares used to compute net (loss) income per share:
Basic	52,039	50,481	51,444	49,963

Diluted	52,039	52,167	51,444	51,524

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2016	December 31, 2015 (a)
ASSETS
Current assets:
Cash and cash equivalents	$50,383	$65,264
Short-term investments	67,876	59,181
Accounts receivable	44,770	47,813
Inventory	8,040	4,545
Deferred cost of revenue	194,769	196,868
Prepaid expenses and other current assets	12,536	10,835

Total current assets	378,374	384,506
Property and equipment, net	28,986	14,106
Goodwill and intangible assets	11,005	14,390
Deferred cost of revenue, non-current	26,639	38,882
Deferred tax assets, non-current	481	1,069
Other long-term assets	1,643	4,772

Total assets	$447,128	$457,725

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$26,785	$30,623
Deferred revenue	292,260	305,471
Accrued and other liabilities	44,146	42,751

Total current liabilities	363,191	378,845
Deferred revenue, non-current	93,149	96,342
Other liabilities, non-current	22,324	16,403

Total liabilities	478,664	491,590

Total stockholders’ deficit	(31,536)	(33,865)

Total liabilities and stockholders’ deficit	$447,128	$457,725

(a)	Derived from audited consolidated financial statements.

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
OPERATING ACTIVITIES
Net (loss) income	$(13,987)	$61,878	$(21,629)	$79,986
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Deferred taxes	520	(557)	614	(1,492)
Impairment of intangible assets	—	—	2,204	—
Depreciation and amortization	2,291	1,930	8,623	7,822
Tax benefit from shared-based award activity	83	153	83	153
Excess tax benefit from share-based payment awards	(83)	(153)	(83)	(153)
Stock-based compensation	7,970	4,942	29,809	26,479
Other non-cash adjustments	114	412	886	766
Changes in assets and liabilities:
Accounts receivable	316	(3,675)	3,142	7,398
Inventory	(2,740)	(853)	(3,490)	2,190
Prepaid expenses and other assets	(622)	(936)	2,335	(5,128)
Landlord incentives related to lease	—	—	6,788	—
Contingent consideration related to Detectent acquisition held in escrow	—	—	—	(4,000)
Deferred cost of revenue	(3,174)	56,978	14,421	97,286
Accounts payable	4,425	3,232	(4,483)	3,101
Customer deposits	(970)	(599)	61	(448)
Deferred revenue	11,480	(124,115)	(16,581)	(208,305)
Accrued and other liabilities	2,462	7,620	(1,938)	14,032

Net cash provided by operating activities	8,085	6,257	20,762	19,687

INVESTING ACTIVITIES
Payments for business acquisition, net of cash and cash equivalents acquired	—	—	—	(7,098)
Proceeds from sales of available-for-sale investments	2,000	4,204	41,217	15,690
Proceeds from maturities of available-for-sale investments	—	—	10,970	9,250
Purchases of available-for-sale investments	(4,940)	(5,270)	(61,295)	(24,180)
Purchases of property and equipment	(1,447)	(1,821)	(24,816)	(5,350)

Net cash (used in) investing activities	(4,387)	(2,887)	(33,924)	(11,688)

FINANCING ACTIVITIES
Payments on capital lease obligations	—	(169)	(285)	(1,163)
Proceeds from issuance of common stock	281	139	4,519	3,794
Excess tax benefit from share-based payment awards	83	153	83	153
Taxes paid related to net share settlement of equity awards	(1,756)	(1,820)	(5,925)	(5,788)

Net cash (used in) financing activities	(1,392)	(1,697)	(1,608)	(3,004)

Effect of exchange rate changes on cash and cash equivalents	29	136	(111)	(188)
Net increase (decrease) in cash and cash equivalents	2,335	1,809	(14,881)	4,807
Cash and cash equivalents - beginning of period	48,048	63,455	65,264	60,457

Cash and cash equivalents - end of period	$50,383	$65,264	$50,383	$65,264

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF REVENUE BETWEEN GAAP AND NON-GAAP (QUARTERLY)

(in thousands, except percentages)

REVENUE AND BILLINGS BY TYPE	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	YoY% Change
Revenue:
Product	$143,202	$32,852	$69,917	$50,463	$40,386	-72%
Services
Managed services and SaaS	37,142	11,068	24,570	14,090	15,581	-58%
Professional services	18,903	4,700	27,465	9,633	10,283	-46%

Total services	56,045	15,768	52,035	23,723	25,864	-54%

Total revenue	$199,247	$48,620	$121,952	$74,186	$66,250	-67%

% Product	72%	68%	57%	68%	61%
% Services	28%	32%	43%	32%	39%
Change in deferred revenue:
Product	$(95,194)	$12,883	$(23,804)	$(568)	$7,155
Services
Managed services and SaaS	(22,896)	1,820	(9,650)	1,641	1,427
Professional services	(6,169)	5,591	(16,652)	885	2,867

Total services	(29,065)	7,411	(26,302)	2,526	4,294

Total change in deferred revenue	$(124,259)	$20,294	$(50,106)	$1,958	$11,449
Billings
Product	$48,008	$45,735	$46,113	$49,895	$47,541	-1%
Services
Managed services and SaaS	14,246	12,888	14,920	15,731	17,008	19%
Professional services	12,734	10,291	10,813	10,518	13,150	3%

Total services	26,980	23,179	25,733	26,249	30,158	12%

Total Billings	$74,988	$68,914	$71,846	$76,144	$77,699	4%

% Product	64%	66%	64%	66%	61%
% Services	36%	34%	36%	34%	39%
REVENUE AND BILLINGS BY SOLUTION
Revenue:
Advanced metering infrastructure	$181,892	$40,514	$105,181	$66,203	$57,148	-69%
New solutions	17,355	8,106	16,771	7,983	9,102	-48%

Total revenue	$199,247	$48,620	$121,952	$74,186	$66,250	-67%

% Advanced metering infrastructure	91%	83%	86%	89%	86%
% New solutions	9%	17%	14%	11%	14%
Change in deferred revenue
Advanced metering infrastructure	$(123,525)	$16,957	$(45,184)	$(2,078)	$2,528
New solutions	(734)	3,337	(4,922)	4,036	8,921

Total change in deferred revenue	$(124,259)	$20,294	$(50,106)	$1,958	$11,449
Billings
Advanced metering infrastructure	$58,367	$57,471	$59,997	$64,125	$59,676	2%
New solutions	16,621	11,443	11,849	12,019	18,023	8%

Total Billings	$74,988	$68,914	$71,846	$76,144	$77,699	4%

% Advanced metering infrastructure	78%	83%	84%	84%	77%
% New solutions	22%	17%	16%	16%	23%
REVENUE AND BILLINGS BY GEOGRAPHY
Revenue:
United States	$177,896	$45,222	$118,539	$43,381	$53,087	-70%
International	21,351	3,398	3,413	30,805	13,163	-38%

Total revenue	$199,247	$48,620	$121,952	$74,186	$66,250	-67%

% United States	89%	93%	97%	58%	80%
% International	11%	7%	3%	42%	20%
Change in deferred revenue
United States	$(116,859)	$8,468	$(57,666)	$21,085	$8,880
International	(7,400)	11,826	7,560	(19,127)	2,569

Total change in deferred revenue	$(124,259)	$20,294	$(50,106)	$1,958	$11,449
Billings
United States	$61,037	$53,690	$60,873	$64,466	$61,967	2%
International	13,951	15,224	10,973	11,678	15,732	13%

Total Billings	$74,988	$68,914	$71,846	$76,144	$77,699	4%

% United States	81%	78%	85%	85%	80%
% International	19%	22%	15%	15%	20%

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP MEASURES (QUARTERLY)

(in thousands)

	Three Months Ended December 31, 2016
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$19,915	$3,177	$(455)	$(79)	$—	$22,558
Services
Managed services and SaaS	9,762	—	(680)	—	—	9,082
Professional services	8,156	—	(810)	—	(15)	7,331

Total services	$17,918	$—	$(1,490)	$—	$(15)	$16,413

Total Cost of Revenue / Cost of Billings	$37,833	$3,177	$(1,945)	$(79)	$(15)	$38,971

	Operating Expenses	Stock-based Compensation	Amortization and Impairment of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$19,090	$(2,450)	$—	$—	$(311)	$16,329
Sales and marketing	10,809	(1,152)	(105)	—	(66)	9,486
General and administrative	12,049	(2,423)	(8)	—	(117)	9,501
Impairment of intangible assets	—	—	—	—	—	—
Restructuring	—	—	—	—	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$41,948	$(6,025)	$(113)	$—	$(494)	$35,316

	Three Months Ended December 31, 2015
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$83,903	$(56,982)	$(250)	$(259)	$—	$26,412
Services
Managed services and SaaS	7,592	—	(271)	—	—	7,321
Professional services	6,407	—	(485)	—	(15)	5,907

Total services	$13,999	$—	$(756)	$—	$(15)	$13,228

Total Cost of Revenue / Cost of Billings	$97,902	$(56,982)	$(1,006)	$(259)	$(15)	$39,640

	Operating Expenses	Stock-based Compensation	Amortization and Impairment of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$13,714	$(1,277)	$—	$—	$(311)	$12,126
Sales and marketing	7,343	(665)	(155)	—	(64)	6,459
General and administrative	14,483	(1,994)	(8)	(3,595)	(116)	8,770
Impairment of intangible assets	—	—	—	—	—	—
Restructuring	60	—	—	(60)	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$35,600	$(3,936)	$(163)	$(3,655)	$(491)	$27,355

(a)	Amounts presented net of foreign currency translation.

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP MEASURES (YEAR TO DATE)

(in thousands)

	Twelve Months Ended December 31, 2016
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$106,583	$(14,551)	$(1,737)	$(522)	$—	$89,773
Services
Managed services and SaaS	36,772	—	(2,415)	—	—	34,357
Professional services	29,454	—	(2,592)	—	(61)	26,801

Total services	$66,226	$—	$(5,007)	$—	$(61)	$61,158

Total Cost of Revenue / Cost of Billings	$172,809	$(14,551)	$(6,744)	$(522)	$(61)	$150,931

	Operating Expenses	Stock-based Compensation	Amortization and Impairment of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$70,673	$(9,309)	$—	$—	$(1,243)	$60,121
Sales and marketing	39,406	(3,652)	(626)	—	(262)	34,866
General and administrative	45,801	(10,104)	(33)	—	(477)	35,187
Impairment of intangible assets	2,204	—	(2,204)	—	—	—
Restructuring	39	—	—	(39)	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$158,123	$(23,065)	$(2,863)	$(39)	$(1,982)	$130,174

	Twelve Months Ended December 31, 2015
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$202,430	$(97,274)	$(1,288)	$(1,041)	$—	$102,827
Services
Managed services and SaaS	31,663	—	(2,037)	—	—	29,626
Professional services	29,723	—	(2,810)	—	(100)	26,813

Total services	$61,386	$—	$(4,847)	$—	$(100)	$56,439

Total Cost of Revenue / Cost of Billings	$263,816	$(97,274)	$(6,135)	$(1,041)	$(100)	$159,266

	Operating Expenses	Stock-based Compensation	Amortization and Impairment of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$61,295	$(8,060)	$—	$—	$(451)	$52,784
Sales and marketing	33,452	(4,105)	(601)	—	(87)	28,659
General and administrative	46,372	(8,179)	(32)	(3,595)	(1,913)	32,653
Impairment of intangible assets	—	—	—	—	—	—
Restructuring	1,671	—	—	(1,671)	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$142,790	$(20,344)	$(633)	$(5,266)	$(2,451)	$114,096

(a)	Amounts presented net of foreign currency translation.

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL DATA AND OTHER INFORMATION

(in thousands, except percentages and headcount)

	Q4	Q1	Q2	Q3	Q4	YoY%
	2015	2016	2016	2016	2016	Change
SUPPLEMENTAL FINANCIAL DATA
STOCK-BASED COMPENSATION
Cost of goods sold	$1,006	$1,328	$1,389	$2,082	$1,945	93%
Research and development	1,277	2,025	2,241	2,593	2,450	92%
Sales and marketing	665	831	726	943	1,152	73%
General and administrative	1,994	2,716	2,685	2,280	2,423	22%

TOTAL STOCK-BASED COMPENSATION	$4,942	$6,900	$7,041	$7,898	$7,970	61%

CASH FLOW DATA
Operating cash flow	$6,257	$3,730	$3,802	$5,145	$8,085	29%
Operating cash flow - trailing twelve months	19,687	23,872	18,061	18,934	20,762	5%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$124,445	$125,369	$113,064	$113,358	$118,259	-5%
OTHER INFORMATION
HOMES & BUSINESSES
Network endpoints delivered during quarter*	633	698	747	569	564	-11%
Cumulative network endpoints delivered*	22,954	23,652	24,399	24,968	25,532	11%
*Endpoints refer to communication modules in electric meters
EMPLOYEES	652	673	708	709	702	8%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL TRENDED GAAP FINANCIAL DATA

(in thousands)

	Q4	Q1	Q2	Q3	Q4
	2015	2016	2016	2016	2016
Gross profit	$101,345	$16,997	$64,543	$28,242	$28,417
Other GAAP financial data related to gross profit:
Change in deferred revenue, net of foreign currency translation	(124,259)	20,294	(50,106)	1,958	11,449
Change in deferred cost of revenue, net of foreign currency translation	56,982	(8,668)	16,992	9,404	(3,177)
Amortization of intangible assets	259	169	195	79	79
Stock-based compensation	1,006	1,328	1,389	2,082	1,945
Acquisition-related charges	15	15	16	15	15
Operating expenses	$35,600	$35,920	$37,794	$42,461	$41,948
Other GAAP financial data included in operating expenses:
Amortization of intangible assets	163	252	180	114	113
Stock-based compensation	3,936	5,572	5,652	5,816	6,025
Acquisition-related charges	491	501	494	493	494
Impairment of intangible assets	—	—	—	2,204	—
Restructuring	60	39	—	—	—
Legal settlements	3,595	—	—	—	—
Other statement of operations line items
Other (expense) income, net	$(159)	$441	$333	$113	$(217)
Provision for income taxes	(3,708)	(32)	(961)	(1,143)	(239)